Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
May, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  7.32%
     May, 1998  7.37%
     April, 1998  7.77%
     March, 1998  6.81%



Cash Yield                                              20.49%


Investor Charge Offs                                    5.72%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.61%


Seller's Interest                                       26.35%


Total Payment Rate                                      11.03%


Total Principal Balance                                $4,842,601,493.71


Investor Participation Amount                          $625,000,000.00


Seller Participation Amount                            $1,275,934,827.0